RISKY PROMISSORY NOTE

$213,255.31 August 16, 2016

FOR VALUE RECEIVED, eWellness Healthcare Corporation, a Nevada corporation (referred to herein as "Borrower") with a business address at 11825 Major Street, Culver City, CA 90230, hereby unconditionally agrees and promises to pay to the order of Rodney Schoemann (the "Lender" and/or its successors and assigns (collectively, with the Lender, the "Holder"), at, or such other place as the Holder may from time to time designate, the principal sum of Two Hundred and Thirteen Thousand Two Hundred Fifty Five Dollars & 31/100 Cents ($213,255.31) (the "Principal Indebtedness"), together with interest on the outstanding Principal Indebtedness, Risky Loan Fee(s), and Default Fee(s), as evidenced by this Note at the Interest Rate defined herein.

Holder has previous Promissory Notes from Holder to Borrower dated May 30, 2015, July 15, 2015, September 16, 2015, October 11, 2015, December 6, 2015, March 14, 2016, May 2, 2016, June 11, 2016, and July 14, 2016 (collectively, the "Notes"), in which Borrower agreed to pay back Holder in full the entire amount owed, but Borrower has failed to pay back Holder in full and been in default on all of the Notes with Holder, and to date Borrower acknowledges such defaults and that Borrower has only paid Holder a principle only payment of $28,222.94 on December 14, 2015, leaving a balance of $213,255.31 as of August 16, 2016. Borrower has on Nine (9) previous occasions represented to Holder that Borrower would be paying back the Notes to Holder, of which Holder has relied on these representations. Borrower acknowledges that Holder has been harmed by the various representations of the Borrower. Holder agrees to Loan Borrower the Principle Indebtedness of $213,255.31, together with interest, Risky Loan Fee(s), and Default Fee(s) on the outstanding Principal Indebtedness evidenced by this Note at the Interest Rate, and other terms as defined herein:

a) Principal Indebtedness of the Loan. The entire Principal Indebtedness shall be due and payable on November 14, 2016. As a material inducement for Holder to enter into this Note, Borrower agrees: (i) that if Borrower receives in $150,000.00 that Borrower will repay $25,000.00 of the Principle Indebtedness to Holder within three business days of such funds settling in Borrowers account; (ii) that if Borrower receives in $200,000.00 that Borrower will repay $37,500.00 of the Principle Indebtedness to Holder within three business days of such funds settling in Borrowers account; (iii) that if Borrower receives in $250,000.00, that Borrower will repay $50,000.00 of the Principle Indebtedness to Holder within three business days of such funds settling in Borrowers account; (iv) that if Borrower receives in $400,000 to $500,000.00, that Borrower will repay $150,000.00 of the Principle Indebtedness to Holder within three business days of such funds settling in Borrowers account; and (v) that if Borrower receives in $750,000.00 to any amount higher than $750,000.00, Borrower will repay the entire Principle Indebtedness plus interest, any Risky Loan Fee(s), and any Default Fee(s) to Holder, within three business days of such funds settling in Borrowers account.

b) Again, and has been for all of the Notes, at the Borrower request and representation, the Promissory Note is due and payable on November 14, 2016 (the "Maturity Date"). Interest shall be payable on the outstanding Principal Indebtedness, together with interest, Risky Loan Fee(s), and Default Fee(s) at the rate of Eighteen (18%) percent per annum (the "Interest Rate"), and Borrower specifically agrees that the Interest Rate will be from the start of the Notes, specifically May 30, 2015, until this August 16, 2016 Note is paid in full. Interest at the Interest Rate, Risky Loan Fee(s), and Default Fee(s) shall be payable, together with the outstanding Principal Indebtedness on the Maturity Date.

c) All payments shall be applied first to interest, then to Risky Loan Fee(s), then to Default Fee(s), and then to principal. The Borrower may prepay any amounts contemplated under this Note in full or in part prior to the Maturity Date.

d) If the Borrower shall fail to pay this Note promptly when due on the Maturity Date, or if the Borrower shall become insolvent or if any voluntary or involuntary proceedings are instituted against the Borrower under federal or state laws relating to bankruptcy or insolvency, or upon the death of Borrower, then all amounts due under this Note, including principal, Risky Loan Fee(s), Default Fee(s), and interest, shall at the option of the Holder become immediately due and payable, without further notice or demand, regardless or any prior forbearance.

e) This Note is secured by the Borrower to pay the amounts due hereunder. In the event of default by the Borrower, Holder may seize or make any claim against the Borrower, and Borrower will pay a default fee of twenty five percent of the total amount due Holder on the Maturity Date, to include principle, interest, Loan Fee(s), and Default Fee(s), and the per annum interest rate will be increased further to the highest amount legally allowed under in the State of Louisiana, which currently is at or about twenty seven percent.

f) As an inducement for Holder to enter into this Risky Promissory Note, Borrower has agreed to Issue Holder Six Hundred Seventy Five Thousand (675,000), five (5) year common stock purchase warrants at a strike price of Fifty Cents ($0.50) per share (the "Common Stock Purchase Warrants"), of which Borrower represents to Holder that the most recent money raised and closed by the Borrower was at $1.00 per share, which price may be adjusted lower, which these Common Stock Purchase Warrants are at a strike price of $0.50 per share, which Borrower further represents to Holder, and Holder is relying on such representations of Borrower, that such warrants are currently of minimal to no value of $0.001 cents per share, as the closing stock price of the Borrower was $0.20 on August 16, 2016, and such stock Average 3 Month Volume has been 4,827 shares per day, but such warrants are included only as a minor inducement for Holder to enter into yet another Risky Promissory Note with the Borrower. Such Common Stock Purchase Warrant shall be executed and issued no later than five business days from the execution of this Agreement, or a one-time penalty of an additional One Hundred Thousand (100,000), five (5) year common stock purchase warrants at a strike price of $0.50 per share will be issued to Holder. The warrant will contain customary terms, including a net exercise (cashless exercise) provision as follows: Cashless Exercise. Notwithstanding anything contained herein to the contrary, if and only if a registration statement pursuant to the 1933 Act covering the resale of all or any portion of the Warrant Shares is not available for the resale of such Warrant Shares (such unregistered portion of the Warrant Shares, the "**Unavailable Warrant Shares**"), the Holder may, in its sole discretion, exercise this Warrant solely with respect to the Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Borrower upon such exercise in payment of the aggregate Exercise Price for such Unavailable Warrant Shares, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "**Cashless Exercise**"): X = Y (A - B) / A, with: X = the number of Warrant Shares to be issued to the Holder, and Y= the number of Unavailable Warrant Shares with respect to which the Warrant is being exercised. A = the fair value per share of Common Stock on the date of exercise of this Warrant, and B = the then-current Exercise Price of the Warrant. Fair value per share of Common Stock shall mean (A) the average of the closing sales prices on the Trading Market for the twenty (20) Trading Days immediately preceding the date on which the Notice of Exercise is deemed to have been sent to the Borrower. For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for such shares shall be deemed to have commenced, on the date this Warrant was originally issued. Borrower has agreed that language in the Warrant Agreement for the Six Hundred Seventy Five Thousand (675,000), five (5) year common stock purchase warrants herein will include: "The Company and Warrant Holder hereby confirm and agree that: (i) Section 3(e) Call Provision of the Warrant shall be as follows: (e) Call Provision. Subject to the provisions of Section 3(d) and this Section 3(e), in the event the Common Stock shall be listed on a U.S. stock exchange and trade, as determined by the daily closing price, for twenty two (22) consecutive trading days at or above $5.00 per share (the "Redemption Event"), the Company shall have the right, but not the obligation, to redeem all or any portion of the outstanding Warrant, at which time the Holder may elect to exercise the Warrant as set forth above in this Section 3(f)." The language in this August 16, 2016 Promissory Note will supersede language in any warrant agreement issued for the Notes.

g) Except as otherwise provided for herein, any and all fees and any and all expenses, if any, for example incurred in the preparation of legal opinion(s), any and all transfer agent fees, Fed Ex and postage fees,

attorney fees, to name a few, that may be required for the shares underlying all of the Common Stock Purchase Warrants as referenced herein above in Section f, pursuant to Rule 144 as promulgated under the Securities Act of 1933, and any and all other related fees or any and all expenses of such, including any and all attorney fees, court cost, expert fees, to name a few, under any and all situations that could arise from this August 16, 2016 Promissory Note, any previous Promissory Notes, Warrant Agreements, or any Agreements by and between Borrower and Holder, shall be the obligation of the Borrower.

h) If Borrower enters into any agreement where shares are sold or warrants are priced below the price of $0.50 per share, or in any event where shares, warrants, options, or any conversion or exercise of such or other instruments are lower than $0.50 per share, then all of the Warrants herein and referred to herein, and furthermore all of the Warrants held by Holder in previous transactions with Borrower, whether in Borrowers name or not, as stated in previous Promissory Notes, will also be adjusted down to such lower price.

i) It is agreed that time is of the essence in the performance of this Note.

j) It is agreed that if this Note is placed in the hands of an attorney for collection, by suit or otherwise, or to enforce its collection, the Borrower shall pay any and all costs, of collection, including any and all attorneys' fees, court cost, expert fees, and expenses, to name a few.

k) All payments of this Note by Borrower shall be made out to Rodney Schoemann, and mailed to Holder at 19130 Spyglass Hill Drive, Baton Rouge, Louisiana 70809, and Holder may change this by written instructions to Borrow.

l) The Borrower hereby waive diligence, presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on anyone occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

m) All agreements between the Holder and the Borrower are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law.

n) Borrower hereby waives the exercise of any and all exemption rights that it holds at law or in equity with respect to the debt evidenced by this Note, and of any and all rights that it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to the Holder's exercise of any of its rights under this Note. To the maximum extent permitted by Louisiana law, Borrower confesses judgment in favor of Holder for the purpose of executory process or any other remedies available under the Uniform Commercial Code and acknowledges the indebtedness to Holder, up to the full amount of this Note, plus interest, costs, expenses, attorney fees, and other fees and charges as agreed to in this Note. Time being of the essence, Borrower further expressly waives the benefit of approval, demand for payment, the need of putting Borrower in default, citation, service, all notices and delays, including: (i) the three-day notice provided for in Article 2639 of the Louisiana Code of Civil Procedure (the "LCCP"); (ii) the Notice of Seizure provided under Articles 2293 and 2721 of the LCCP; (iii) the three (3) day Notice of Delay provided for in Articles 2331 and 2722 of the LCCP; and (iv) all other benefits provided under Articles 2331, 2722, 2723, 2332, 2336, 2723, and 2724 of the LCCP.

o) All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. The Borrower expressly consents to any extension of payment or other performance which the Holder may grant at any time and from time to time without limitation and without any notice of further consent of the undersigned Borrower.

p) Holder is relying on the representations of the Borrower that the Borrower, is in the process of receiving various equity investments into the Borrower that will be completed on or before the Maturity Date, and is the sole reason Holder is taking the risk in making this loan to Borrower. Borrower further agrees to pay Holder the entire principle balance of this Note with interest, Risky Loan Fee(s), and Default Fee(s) before the Maturity Date, if Borrower receives in equity funds, another loan, or the like, of five hundred thousand dollars or more, within three days of such receipt of funds.

q) This Note is intended to be governed by, and construed and enforced in accordance with, the laws of the State of Louisiana.

r) The Borrower shall indemnify and hold harmless the Holder from and against any and all liabilities and damages in connection with the Borrower's ownership and operation and, without limiting the foregoing, shall pay any all of the Holder's legal fees, court costs, expert fees, and any and all expenses.

s) Electronic Storage. This Agreement and its attendant signatures may be scanned into image or PDF document form, and the electronic copy will be deemed to carry the same legal, binding weight as the original document.

t) The Borrower has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Borrower. This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower. The performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with the Articles of Incorporation, or any agreements of the Borrower, (ii) conflict with or constitute a violation of any law, regulation, judgment, order or decree binding upon or applicable to the Borrower; or (iii) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Borrower or to a loss of any benefit to which the Borrower is entitled under any provision of any agreement or other instrument applicable to the Borrower.

u) Holder is requesting Borrower, and Borrower has agreed to Holder's request, to issue the warrants above herein as follows: 675,000 issued to: 1) 337,500 to Kristina M. Schoemann; 2) 337,500 to Rodney Ryan Schoemann Jr. Inter Vivos Trust of 1998, David J. Lukinovich, Trustee; AND Holder is requesting Borrower, and Borrower has agreed to Holder's request to Amend Series A Warrant 3 for Rodney Ryan Schoemann Jr. Inter Vivos Trust of 1998, and Amend Series A Warrant 5 for Kristina M. Schoemann.

HOLDER AND BORROWER IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST HOLDER OR BORROWER IN RESPECT OF THIS NOTE OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE. BORROWER ACKNOWLEDGES THAT THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS PART OF A COMMERCIAL TRANSACTION

IN WITNESS WHEREOF, this Note has been executed by Borrower as of the day and year first set forth above.

eWellness Healthcare Corporation
a Nevada corporation

By: ______________
Name: Darwin Fogt
Title: CEO